UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  September 15, 2005

                            Sterling Chemicals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          000-50132                                 76-0502785
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  (Commission File Number)               (IRS Employer Identification No.)

                           333 Clay Street, Suite 3600
                            Houston, Texas 77002-4109
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              (Address of Principal Executive Offices and Zip Code)

                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.05  Costs Associated with Exit or Disposal Activities.
           -------------------------------------------------

           The Board of Directors of Sterling Chemicals, Inc. (the "Company") has determined that the Company will exit the acrylonitrile and related derivatives businesses. The Board of Directors committed the Company to the exit from such businesses on September 15, 2005 based on the circumstances as generally described in the press release issued September 16, 2005 filed herewith as Exhibit 99.1 and incorporated herein by reference.

           An estimated range of the total amounts expected to be incurred in connection with the exit from these businesses, along with an estimate of the amounts of the major types of cost associated with such exit, is set forth in the attached press release. The Company does not expect the exit from these businesses to result in any future capital expenditures, and the press release provides the Company's estimate of the amount of future reduced capital expenditures associated with such exit.

Item 2.06  Material Impairments.
           --------------------

           In connection with the exit from the acrylonitrile and related derivatives businesses (as determined by the Board of Directors as described above), the Company will record an impairment charge. The conclusion that such an impairment charge is required was made by the Company on September 15, 2005 in connection with the Board of Directors determination that the Company will exit these businesses and was based on the same general circumstances that provided a basis for the exit determination (as described in the attached press release). An estimate of the amount of the impairment charge is set forth in the attached press release, and the Company does not expect the impairment charge to result in any future capital expenditures.

                                    * * * * *

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the amount of expected closure costs, the amounts and times when closure costs are expensed, the amount of resulting impairment charges, the timing of any reductions in force, the number of employees involved and the amount of any resulting charges to operating income, the timing and amount of the cash flow received from the sale of acrylonitrile-related inventories, the payments of or reductions in future capital expenditures due to the exit from the acrylonitrile business and the ability of the Company to use the space and infrastructure that is currently associated with the acrylonitrile and derivate operations. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K. Investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

          (d)  Exhibits.


     Exhibit Number        Description
     --------------        -----------

         99.1              Press Release of September 16, 2005













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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STERLING CHEMICALS, INC.


                                      By: /s/ Richard K. Crump
                                         ---------------------------------------
                                         Richard K. Crump
                                         President and Chief Executive Officer

Dated:  September 16, 2005

                                  EXHIBIT INDEX


     Exhibit Number        Description
     --------------        -----------

         99.1              Press Release of September 16, 2005